SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 25, 2002
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                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                 Connecticut                               06-1514263
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(State or other jurisdiction of incorporation) (IRSEmployer Identification No.)


        5 Bissell Street, Lakeville, Connecticut                 06039-1868
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(Address of principal executive offices)                          (zip code)


Registrant?s telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.           Other Matters.
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                    The Board of  Directors  of  Salisbury  Bancorp,  Inc.,  the
                    parent company of Salisbury Bank and Trust Company, declared a $.22 per share quarterly cash dividend for the first quarter of 2002.

                    The quarterly cash dividend will be paid on April 26, 2002 to shareholders of record as of March 29, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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    c.       Exhibits.

    99.      Press release dated February 27, 2002

    Exhibit Index                                                   Page
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    99.      Press release dated February 27, 2002                   3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   February 27, 2002                   SALISBURY BANCORP, INC.


                                          By: /s/ John F. Perotti
                                             -----------------------------------
                                                John F. Perotti, President and
                                                Chief Executive Officer




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